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                                                                   EXHIBIT 10.16

                                                                          "XT/C"

                   PUERTO RICO INDUSTRIAL DEVELOPMENT COMPANY
                                 PO BOX 362350
                        SAN JUAN, PUERTO RICO 00936-2350

                        CONSTRUCTION AND LEASE CONTRACT

                                      PROJECT NO.: L-384-84 Lots-7,8,9,13 and 14
                                               LOCATION: JUANA DIAZ, PUERTO RICO

     THIS AGREEMENT ENTERED into by: 29th of June 1998 AS "LANDLORD", THE PUERTO RICO INDUSTRIAL DEVELOPMENT COMPANY, AND AS "TENANT", OCULAR SCIENCES PUERTO RICO, INC.

                                   WITNESSETH

     WHEREAS, LANDLORD is the owner of certain landsites, identified in the Epigraph, described in Schedule "A" annexed hereto and made a part hereof (hereinafter referred to as the Premises). The Premises are subject to the encumbrances, liens and/or restrictions, if any, that may appear from said Schedule "A". Furthermore, the air rights of the Premises, are excepted and reserved to LANDLORD.

     WHEREAS, LANDLORD has agreed to lease to TENANT, and TENANT has agreed to hire from LANDLORD the Premises and an industrial building of approximately 119,348 square feet of gross building area to be constructed by Tenant on the Premises.

     NOW THEREFORE, in consideration of the foregoing premises, the parties herein agree on this Lease subject to the following:

                              TERMS AND CONDITIONS

     ONE:   TENANT hereby agrees and undertakes to construct a building at the
Premises of approximately 119,348 square feet of floor space (hereinafter referred to as the "Building" or "Project".

     Upon completion of construction of said building, a description thereof shall be incorporated herein by a supplement hereto.

     TWO:   The Building shall be used and occupied exclusively in the manufacture, packaging and distribution of SOFT CONTACT LENSES AND RELATED PRODUCTS (SIC. #03851).

     THREE: Tenant shall hold the Premises for a period of TEN (10) years to commence on the first day of the following month after Landlord reimburses to tenant the cost of construction of the Building.

     It is hereby agreed that the amount to be reimbursed to TENANT for the cost of construction of the project shall not exceed the amount of $3,470,000.00. The reimbursement to TENANT of the cost of construction shall be paid at the end of the construction project after inspection, acceptance, evidence of payment and final certification by Landlord of all the works to be reimbursed. See clause TWENTY EIGHT for definition of construction costs.


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     Any additional request for reimbursement of construction costs over the amount already stated could be evaluated by Landlord and reimburse subject to the approval of the Board of Directors. The payment of any additional amount of money over $3,470,000.00 would entail an increase in the rental rate of $4.10 established in this contract.

     FOUR: Commencing on the first day of the four month after the commencement of the term of this lease, TENANT shall pay to LANDLORD an annual rental as define in Article Fifty-two for the Building at the rate of $4.10 per square feet of gross building area.

     FIVE: Simultaneously herewith TENANT shall deposit with LANDLORD the amount of $58,720.00 in Certified Check.

     This deposit shall guarantee the compliance by TENANT of its obligations, under this Contract, particularly, but not limited to, the payment of rent, the compliance of the environmental clauses herein included and the return of the Premises in proper condition at the termination of this Lease. On said termination, if TENANT is not in default of any of the terms and conditions of this Contract, LANDLORD will return to TENANT the sum of money, if any, held pursuant to this provision, after LANDLORD's Environmental Office certifies that there are no environmental deficiencies as a result of TENANT's manufacturing operation on the demised Premises.

     SIX: TENANT agrees to install within six (6) months from the date of commencement of the term of this lease manufacturing machinery and equipment with a value of at least $5,100,000.00. This shall not include the cost of transportation and installation thereof, nor its ordinary depreciation after installation; and within eighteen (18) months from the date of commencement of the term, to employ a minimum of FIVE HUNDRED (500) production workers. The aforementioned levels, shall be maintained throughout the term of this Lease or any extension thereof, except as provided in Article Sixty-Nine hereof.

     SEVEN: All notices, demands, approvals, consents and/or communications herein required or permitted shall be in writing. If by mail should be certified and to the following addresses, to LANDLORD: PO BOX 362350, SAN JUAN, PUERTO RICO 00936-2350. TO TENANT: (1) MR. FERNANDO A. VAZQUEZ, GENERAL MANAGER, OCULAR SCIENCE PUERTO RICO, INC., P.O. BOX 2801, SANTA ISABEL, PUERTO RICO 00757 (2) OCULAR SCIENCES/AMERICAN HYDRON, 475 ECCLES AVE., SOUTH SAN FRANCISCO, CA 94080.

     EIGHT: Net Lease - This Lease shall be interpreted as a net lease; it being the exclusive responsibility of TENANT to pay for all operating expenses, utilities, maintenance, expenses, insurance, taxes or any other costs, expenses or charges of any nature not specifically assumed by LANDLORD hereunder.


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     NINE: Warranty as to use - LANDLORD does hereby warrant that at the time of the commencement of the term of this Lease, the Premises may be used by TENANT for the manufacturing purposes herein intended which are deemed consistent with the design and construction in accordance with the corresponding plans and specifications.

     TEN: Alterations - TENANT shall make no alterations, additions or improvements to the Premises without the prior consent of LANDLORD and all such alterations, additions or improvements made by or for TENANT, shall be at TENANT'S own cost and expenses and shall, when made, be the property of Tenant, and Tenant shall be entitled to remove at the expiration of the Lease, all equipment, machinery, fixtures and other property, that may be removed without damaging the Premises.

     In the event TENANT asks for LANDLORD'S consent for any alteration; LANDLORD may at its option, require from TENANT to submit plans and specifications for said alteration. Before commencing any such work, said plans and specifications, if required, shall be filed with and approved by all governmental agencies having jurisdiction thereof, and the consent of any mortgagee having any interest in or lien upon this Lease shall be procured by TENANT and delivered to LANDLORD if required by the terms of the mortgage.

     Before commencing any such work, TENANT shall at TENANT'S own cost and expense, deliver to LANDLORD a General Accident Liability Policy more particularly described in Article THIRTY (30) hereof, but said policy shall recite and refer to such work, and in addition thereto, if the estimated cost of such work is more than FIVE THOUSAND DOLLARS ($5,000.00), TENANT shall, at TENANT'S own cost and expense, deliver to LANDLORD a surety bond, or a performance bond from a company acceptable to LANDLORD, or a similar bond or other security satisfactory to LANDLORD, in an amount equal to the estimated cost of such work, guaranteeing the completion of such work within a reasonable time, due regard being had to conditions, free and clear of materialmen liens, mechanics liens or any other kind of lien, encumbrances, chattel mortgages and conditional bills of sale and in accordance with said plans and specifications submitted to and approved by LANDLORD. At LANDLORD'S option TENANT shall provide a blanket written guarantee in an amount sufficient to satisfy LANDLORD as to all alterations, changes, additions and improvements to the Premises in lieu of separate guarantee for each such project.

     TENANT shall pay the increased premium, if any, charged by the insurance companies carrying insurance policies on said building, to cover the additional risk during the course of such work.
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     ELEVEN: Power Substation - If required by TENANT'S operations, TENANT shall, at its own cost and expense, construct and/or install a power substation and connect it to the PUERTO RICO ELECTRICAL POWER AUTHORITY (PREPA) distribution lines, for voltages up to 13.2 KV; and to PREPA transmission lines for voltages of 38 KV, all in conformity to PREPA'S requirements. Such construction shall, in no event, be undertaken by TENANT until after LANDLORD has approved the location thereof, as well as the routing of the power line extension.

     TWELVE: Repairs and Maintenance - TENANT shall, at its own cost and expense, put, keep and maintain in thorough repair and good order and safe condition the building and improvements standing upon the Premises at the commencement of the term hereon or thereafter erected upon the premises, or forming part of the Premises, and their full equipment and appurtenances, the side walks areas, sidewalk hoists, railings, gutters, curbs and the like in from of the adjacent to the Premises, and each and every part thereof, both inside and outside, extraordinary and ordinary, and shall repair the whole and each and every part thereof in order to keep the same at all times during the term hereof in thorough repair and good order and safe conditions, whenever the necessity or desirability therefor may occur, and whether or not the same shall occur, in whole or in part, by wear, tear, obsolescence or defects, and shall use all reasonable precautions to prevent waste, damage or injury, except as provided hereinafter.

     TENANT shall also, at TENANT'S own cost and expense, maintain the landsite in thoroughly clean condition; free from solid waste (which includes liquid and gaseous as defined by the Resource Conservation and Recovery Act), and the Regulation on Hazardous and Non-Hazardous Waste of the Environmental Quality Board, as amended, rubbish, garbage and other obstructions. Specifically, TENANT shall not use said landsite, nor permit it to be used, as a deposit or as dump for raw materials, waste materials, hazardous, toxic or non-toxic substances, or substances of whichever nature. TENANT shall neither make any excavation for the purpose of storing, putting away and/or concealing raw materials or waste materials of any kind. Underground storage of hazardous and/or toxic substances is specifically prohibited.

     TENANT shall not do or cause to be done, nor permit on the Premises anything deemed extra hazardous, nor shall it store in the Premises flammable or toxic products of any class or kind without taking the proper precautions and complying with applicable federal and Commonwealth laws and regulations.

     In case TENANT needs to store in the landsite raw materials of a hazardous and/or toxic nature or hazardous and/or toxic wastes, TENANT shall notify LANDLORD and secure its prior authorization. LANDLORD shall be furnished with a copy of any

___________                                                         INITIAL HERE
                                                                    : __________
                                                                      [INITIALS]
                                                                    : ________ :
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permit issued for such storage.

        Although it is not intended that TENANT shall be responsible for any decrease in value of the Premises due to the mere passing of time, or for ordinary wear and tear of surfaces and other structural members of the building, nevertheless TENANT shall: (i) replace, with like kind and quality, doors, windows; electrical, sanitary and plumbing, fixtures; building equipment and/or other facilities or fixtures in the Premises which through TENANT's use, fault or negligence, become too worn out to repair during the life of this Lease, (ii) paint the property inside and outside as required.

        In addition to the foregoing, TENANT shall indemnify and safe harmless LANDLORD from and against any and all cost, expenses, claims, losses, damages, or penalties, including counsel fees, because of or due to TENANT'S failure to comply with the foregoing, and TENANT shall not call upon LANDLORD for any disbursement or outlay of money whatsoever, and hereby expressly releases and discharges LANDLORD of and from any liability or responsibility whatsoever in connection therewith.

        THIRTEEN: Roof Care - TENANT, without the prior consent of LANDLORD, shall not: (i) erect or cause to be erected on the roof any bill board, aerial sign, or structure of any kind, (ii) place any fixture, equipment or any other load over the roof, (iii) drill any hole on the roof for whichever purpose,
(iv) use the roof for storage, nor (v) correct any leaks whatsoever, this being LANDLORD'S sole responsibility. Furthermore, TENANT shall take all reasonable precautions to insure that the drainage facilities of the roof are not clogged and are in good and operable conditions at all times.

        FOURTEEN: Floor Loads - TENANT hereby acknowledges that it has been informed by LANDLORD that the maximum floor load of the Premises herein demised is 150 pounds per sq. ft. Therefore, TENANT hereby agrees that in the event the load of the machinery and equipment to be installed thereat exceeds such maximum load, it shall, at its own cost and expense, carry out any improvements to the floor of the Premises which may be necessary to support such additional load; it being further agreed and understood that construction and/or installation of such improvements shall not be commenced until after LANDLORD'S approval of the plans to be prepared therefor by TENANT and thereafter, after completion of construction and/or installation of said facilities, they shall be deemed covered by and subject to the applicable provisions of this Contract; it being further specifically agreed and understood that upon termination of this Lease, such facilities shall be removed by TENANT, at its own cost and expense, or in the alternative, and upon request by LANDLORD, they shall remain as part of the Premises with no right whatsoever on the part of TENANT to be reimbursed and/or compensated therefor.

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        FIFTEEN:  Fixtures - TENANT shall not affix to the ceiling, nor to its supporting joists or columns, nor to any of its walls, any air conditioning unit, nor any other fixture, without the prior consent of LANDLORD.

        SIXTEEN: Environmental Protection and Compliance - TENANT agrees, as a condition hereof, that it will not discharge its solid, liquid or gaseous industrial and/or sanitary effluent or discharges, either into the sewer system and/or into any other place until after required authorizations therefor has been obtained from the Puerto Rico Aqueduct and Sewer Authority, and/or the Department of Health of Puerto Rico and/or Environmental Quality Board, and/or any other governmental agency having jurisdiction thereof and TENANT further agrees and undertakes to pre-treat any such effluent, prior to discharge thereof as required by the said Authority, Department and/or governmental agency with jurisdiction, and/or to install any equipment or system required, and to fully abide by and comply with any and all requisites imposed thereby, and upon request by LANDLORD to submit evidence of such compliance; it being agreed that non-compliance thereof by TENANT for a period of ninety (90) days after notice, shall be deemed an additional event of default under the provisions hereof. Provided, that no construction and/or installation shall be made until LANDLORD has approved of it.

        TENANT shall also, at TENANT'S own cost and expense, construct and maintain Premises, processes and/or operating procedures in compliance with the terms, conditions and commitments specified in any Environmental Impact Statement, Environmental Assessment or any other analogous document produced by the Commonwealth of Puerto Rico, Economic Development Administration/LANDLORD as lead agency/ or by any other governmental agency in connection with the approval or operation of the project.

        TENANT shall also serve LANDLORD with a copy of any lawsuit, notice of violation, order to show cause or any other regulatory or legal action against TENANT in any environmental-related case or issue.

        TENANT shall also serve LANDLORD with a copy of any permit granted to TENANT for air emissions, water discharge, solid waste generation, storage, treatment and/or disposal, and for any hazardous and/or toxic waste raw materials or by-products used or generated, stored, treated and/or disposed or any other endorsement, authorization or permit required to be obtained by TENANT.

        TENANT shall also serve LANDLORD with a copy of any filing or notification to be filed by TENANT with any regulatory agency or any environmentally related case or issue, especially in any situation involving underground or surface water pollution,


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hazardous and/or toxic waste spillage and ground contamination. The notification to LANDLORD shall take place not later than the actual filing of the pertinent documents with the regulatory agency.

     SEVENTEEN: Improper Use -- TENANT, during the term of this Lease and of any renewal or extension thereof, agrees not to use or keep or allow the leased Premises or any portion thereof to be used or occupied for any unlawful purpose or in violation of this Lease or of any certificate of occupancy or certificate of compliance covering or affecting the use of the Premises or any portion thereof, and will not suffer any act to be done or any condition exist on the Premises or any portion thereof, or any article to be brought thereon, which may be dangerous, unless safeguarded as required by law, or which may in law, constitute a nuisance, public or private, or which may made void or voidable any insurance then in force on the leased Premises.

     EIGHTEEN: Government Regulations -- TENANT agrees and undertakes to abide by and comply with any and all rules, regulations and requirements of the Planning Board of Puerto Rico, the Department of Health, the Environmental Quality Board, the Environmental Protection Agency (EPA), where applicable and/or of any other governmental agency, having jurisdiction thereon applicable to TENANT'S operations at the Premises and/or products to be manufactured thereat, and if requested by LANDLORD, TENANT shall submit evidence of such compliance; it being agreed and understood that noncompliance with any and all such rules, regulations and requisites shall be deemed an additional event of default under the provisions of this Contract, unless remedied within thirty
(30) days after receipt of notice thereof.

     Any and all improvements to the Premises required by any governmental agency, having jurisdiction thereon so as to carry TENANT'S operations in accordance with the regulations and requisites thereof, shall be at TENANT'S own cost and expense, except for any improvements that may be required as a result of any violation by LANDLORD that may exist at the effective date hereof other than violations caused by TENANT or TENANT'S agents.

     TENANT further agrees and undertakes to install in the Premises, at its own costs and expense, such devices as may be necessary to prevent any hazard, which may be caused or created by its operations from affecting the environmental integrity of the landsite or causing any nuisance to adjacent TENANTS and/or the community in general; it being agreed and understood that creating or causing any such nuisance, shall be deemed an additional event of default under the provisions of this Contract.

     TENANT further agrees and undertakes to abide by and comply with any and all rules, regulations and requisites of the Fire Department relative to the use and storage of raw materials, finished products and/or inflammable materials, and/or of any
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other governmental agency, having jurisdiction thereon applicable to TENANT'S operations at the Premises, and if requested by LANDLORD, TENANT shall submit evidence of such compliance; it being agreed and understood that noncompliance by TENANT with any of the aforementioned rules, regulations and requisites shall be deemed, in each of such cases, an additional event of default under the provisions of this Contract, unless remedied within thirty (30)days after receipt of notice thereof.

     If as a consequence of the foregoing dispositions, TENANT need to make alterations to the Premises, the same shall be done subject to the dispositions of Article TEN hereof.

     NINETEEN: Use Permit - TENANT agrees to abide by and comply with any and all conditions and requisites included in the Use Permit which may be issued by the Puerto Rico Permits and Regulations Administration (ARPE), and if requested by LANDLORD, shall submit evidence of such compliance; it being agreed and understood that noncompliance by TENANT with any and all such conditions and requisites and/or the cancellation of the said Use Permit shall, in each of such cases, be deemed an additional event of default under the provisions of this Contract.

     TWENTY:   Inspection - TENANT shall permit LANDLORD or LANDLORD'S agents to enter the Premises at all reasonable time for the purpose of inspecting the same, or of making repairs that TENANT has neglected or refused to make as required by the terms, covenants and conditions of this Lease, and also for the purpose of showing the Premises to persons wishing to purchase the same, and during the year next preceding the expiration of this Lease, shall permit inspection thereof by or on behalf of prospective TENANTS. If, at a reasonable time, admission to the Premises for the purposes aforesaid cannot be obtained, or if at any time an entry shall be deemed necessary for the inspection or protection of the property, or for making any repairs, whether for the benefit of TENANT or LANDLORD, LANDLORD'S agents or representatives may enter the Premises by force, or otherwise, without rendering LANDLORD, or LANDLORD'S agents or representative liable to any claim or cause of action or damage by reason thereof, and accomplish such purposes.

     The provisions contained in this Article are not to be construed as an increase of LANDLORD'S obligations under this Lease; it being expressly agreed that the right and authority hereby reserved does not impose, nor does LANDLORD assume, by reason thereof, any responsibility or liability whatsoever for the repair, care of supervision of the Premises, or any building, equipment or appurtenance on the Premises. Insofar the operations of Tenant include processes which are patented and/or proprietary of the company and even the layout of the manufacturing operations is considered confidential, all the information that may be obtained, and the processes that observed in the course of an

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inspection should be maintained confidential and disclosure of any information obtained in the course of such inspections should be on "need to know" basis.

      TWENTY ONE: LANDLORD'S entry for repairs and alterations - LANDLORD reserves the right to make such repairs, changes, alterations, additions or improvements in or to any portion of the building and the fixtures and equipment which are reputed part thereof as it may deem necessary or desirable and for the purpose of making the same, to use the street entrances, halls, stairs and elevators of the building provided that there be no unnecessary obstruction of TENANT'S right of entry to and peaceful enjoyment of the Premises, and TENANT shall make no claim for rent abatement compensation or damages against LANDLORD by reason of any inconvenience or annoyance arising therefrom.

      TWENTY-TWO: LANDLORD excused in certain instances - If, by reason of inability to obtain and utilized labor, materials or supplies, or by reason of circumstances directly or indirectly the result of any state of war, or of emergency duly proclaimed by the corresponding governmental authority, or by reason of any laws, rules orders, regulations or requirements of any governmental now or hereafter in force or by reason of strikes or riots, or by reason of accidents, in damage to or the making of repairs, replacements or improvements to the building or any of the equipment thereof, or by reason of any other cause reasonable beyond the control of LANDLORD, LANDLORD shall be unable to perform or shall be delayed in the performance of any covenant to supply any service, such non-performance or delay in performance shall not be ground to any claim against LANDLORD for damages or constitute a total or partial eviction, constructive or otherwise. It being agreed and understood that the time for completion of any such construction, shall be extended for a period of time equal to the number of days of any such delay.

      TWENTY-THREE: Quiet Enjoyment - TENANT on paying the full rent and keeping and performing the conditions and covenants herein contained, shall and may peaceably and quietly enjoy the Premises for the term aforesaid, subject, however, to the terms of this Lease and to the mortgages hereinafter mentioned.

      TWENTY-FOUR: Leasehold Improvements - If leasehold improvements made by or for the benefit of TENANT in the Premises at his request or other personal property to TENANT are assessable or taxable and a tax liability is imposed to TENANT or LANDLORD, it is understood that it shall be the sole responsibility of TENANT to pay such taxes and in no event shall such taxes be the liability of or be transferable to LANDLORD. In the event that by operation of law, such taxes became a liability of LANDLORD, TENANT shall pay such taxes as they become due and payable and shall promptly reimburse LANDLORD for any payments or expenses incurred or disbursed by LANDLORD by reasons of any such

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assessment. Said amount shall be due and payable, as additional rent , with the next installment of rent. In the event that TENANT fails to make this payment when due, it shall he subject to the dispositions of Article THIRTY SEVEN hereof.

        TWENTY FIVE: Stoppage of Operations - It is understood by the parties hereto that this Lease is made by LANDLORD in furtherance of the industrialization plans of the Commonwealth of Puerto Rico, and it is accordingly understood that TENANT will use all reasonable efforts while this Lease is in effect to maintain a manufacturing operation upon the Premises, but nothing contained in this paragraph shall be deemed to require TENANT to maintain such an operation otherwise than in accordance with sound principles of business management, or (without limiting the generality of the foregoing) to prevent TENANT from curtailing such operation or from shutting it down, whenever and as often as TENANT may, in the exercise of sound business judgment, deem such action advisable. However, TENANT shall give to LANDLORD notice of any necessary or convenient curtailment and/or shut-down, at least seven (7) days prior to the date fixed therefor except in cases of an emergency shut-down, in which case such notice shall be given at the earliest possible time. No curtailment of operations or shut-down in accordance with the provisions of this paragraph shall constitute a default under the provisions of this Contract which will enable LANDLORD to terminate it, unless such plants shall have been shut-down for a period of six (6) consecutive months. A shut-down on account of unforeseeable event or events which although foreseeable could not be prevented, shall not constitute a breach of this agreement. Nothing in this paragraph contained shall relieve TENANT from the payment of rent during the period of any shut-down or curtailments of operations.

        TWENTY SIX: Assignment and Subletting - TENANT could assign, this Lease, let or sublet the Premises or any part thereof subject to notification and previous approval of landlord, it being agreed and understood that no such assignment or subletting shall: (i) reduce or, in any way, affect the obligations of TENANT under this Lease, nor (ii) release TENANT from liability under this Lease.

        TWENTY SEVEN: Successors in Interest - This Lease Contract and every provision thereof, shall bind and inure to the benefit of the legal representatives, successors and assigns on the parties. However, the term "LANDLORD", as used in this Contract, so far as any covenants or obligations on the part of LANDLORD under this Lease are concerned, shall be limited to mean and include only the owner or lessor, at the time in question, of the Premises, so that in the event hereafter of a transfer of the title to the Premises, whether any such transfer be voluntary or by operation of law or otherwise, the person, natural or juridical, by whom any such transfer is made, shall be and hereby


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is entirely freed and relieved of all personal liability as respects the performance of the covenants and obligations of LANDLORD under this Lease from and after the date of such transfer.

        TWENTY EIGHT: Construction Costs - For the purpose of this Contract, construction costs includes design, studies, plans, copies, consulting and professional fees and cost of construction of a typical building of approximately 102,720 square feet of floor space-new model of 24 feet of height, with a mezzanine of 16,000 square feet.

        TWENTY NINE: Damages - LANDLORD shall not be responsible for any latent defect or change of conditions in the Premises resulting in damage to the same, or the property or person therein, except to the extent of LANDLORD'S gross negligence, and provided such claims or loss is not covered by insurance's herein required from TENANT. TENANT shall promptly notify LANDLORD of any damage to or defects in the Premises, particularly in any part of the building's sanitary, electrical, air conditioning or other systems located in our passing through the Premises, and the damage or defective conditions, subject to the provisions of Article TWENTY ONE (21) hereof, shall be remedied by LANDLORD with reasonable diligence.

        THIRTY: General Liability Insurance - TENANT shall indemnify, have harmless and defend LANDLORD and agents, servants and employees of LANDLORD against and from any and all liability, fines, suits, claims, demands, expenses, including attorneys' fees, and actions of any kind or nature arising by reason of injury to person or property including the loss of use resulting thereof or, violation of law occurring in the Premises occasioned in whole or in part by any negligent act or omission on the part of TENANT or an employee (whether or not acting within the scope of his employment), servant, agent, licensee, visitor, assignor or undertenant of TENANT, or by any neglectful use or occupancy of the Premises or any breach, violation or non-performance of any covenant in this Lease on the part of TENANT to be observed or performed.

        Pursuant to the foregoing, TENANT shall, maintain during the term of this lease, at its own cost and expense, a Comprehensive General Liability Policy. Said policy shall: (i) be for a combined single limit of no less than $500,000.00 per accident, (ii) hold LANDLORD harmless against any and all liability as hereinbefore stated, and (iii) the care, custody & control exclusion shall be deleted from this coverage. LANDLORD may require additional reasonable limits of public liability insurance and coverages, when changing circumstances so require.

        THIRTY ONE: Property Insurance - TENANT recognizes that the rent provided for herein does not include any element to indemnify, repair, replace or make whole TENANT, his employees,


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servants, agents, licensees, visitors, assignees, or undertenant for any loss or damage to any property or injury to any person in the Premises.


        Accordingly, during the term of this Lease, TENANT shall keep the building standing upon the Premises at the commencement of the term hereof or thereafter erected upon the Premises, including all equipment appurtenant to the Premises and all alterations, changes, additions and improvements, insured for the benefit of LANDLORD and TENANT, as their respective interest may appear, in an amount at least equal to the percentages stated below (as LANDLORD may from time to time determine). The basis of the Property Insurance shall be Replacement Cost and the coverage an "All Risks" Property Insurance Policy. Coverages included in the All Risks Form:

              1. Fire - "Building & Contents Form"

                  (a) Building 100% of insurable value exclusive of foundations

                  (b) Contents - All equipment appurtenant to the Premises
                      (State value of Policy)

              2. Additional Coverages under the Fire Policy

                  (a) Extended Coverage Endorsement - 100% of insurable value exclusive of foundations

                  (b) Earthquake - 50% of insurable value including foundations

                  (c) Vandalism and Malicious Mischief Endorsement

                  (d) Improvements and Betterments - For all alterations,
                      changes, additions and improvements

              3. Landsite and Flood whenever applicable and/or necessary

              4. Boiler and Machinery (if any) - 100% of insurable value

              5. Pollution Liability Policy - if necessary.

        THIRTY TWO: Multifactory Building Specific Dispositions - In the event that the Premises constitute a section or sections of an industrial building and landsite in which other operations are conducted by other TENANTS: (i) the insurance coverage herein required, shall be acquired by LANDLORD for the whole of the industrial building and TENANT shall reimburse LANDLORD, for its proportionate share in the total cost of said policies, (ii) if, because of anything done, caused or permitted to be done, permitted or omitted by TENANT, the premium rate for any kind of insurance affecting the Premises shall be increased, TENANT shall pay to LANDLORD the additional amount which LANDLORD may be thereby obligated to pay for such insurance, and if LANDLORD shall demand that TENANT remedy the condition which cause the increase in the insurance premiums rate, TENANT will remedy such conditions within five (5) days after such demand, and (iii) the insurance policies required in the preceding Articles THIRTY (30) & THIRTY ONE (31) shall be endorsed to include a waiver of subrogation against TENANT. All amounts to be reimbursed by TENANT under this Article, shall be due and payable, as additional rent, with the next installment of rent. In the event that TENANT fails to make this payment, when due, it shall be subject to the dispositions of Article THIRTY SEVEN (37) hereof.

        THIRTY THREE: Additional Dispositions about Insurance - All the Insurance policies herein required from TENANT, shall be taken in form and substance acceptable to LANDLORD with insurance companies duly authorized to do business in Puerto Rico, having a "A" and a higher financial fatting according to Best's Insurance Report; and shall include LANDLORD as additional insured. TENANT shall instruct the corresponding insurer to deliver such policies or certified copies of Certificates of Insurance, in lieu of, directly to LANDLORD. LANDLORD reserves the right not to deliver possession of the Premises to TENANT, unless, and until two (2) days after such original policies, or certified copies or certificates have been deposited with LANDLORD.

        Furthermore, said policies, shall: (i) provide that they may not be cancelled by the insurer for nonpayment of premium or otherwise, until at least thirty (30) days after services of notice by registered or certified mail of the proposed cancellation upon LANDLORD, and (ii) be promptly renewed by TENANT upon expiration and TENANT shall, within thirty (30) days after such renewal, deliver to LANDLORD adequate evidence of the payment of premiums thereon. If such premiums or any of them shall not be so paid, LANDLORD may procure the same in the manner set forth for governmental agencies, and TENANT shall reimburse LANDLORD any amount so paid. This reimbursement being due and payable with the next installment of rent. In the event that TENANT fails to make this payment when due, it shall be subject to the dispositions of Article THIRTY SEVEN (37) hereof. It is expressly agreed and understood, that payment by LANDLORD of any such premiums shall not be deemed to waive or release the default in the payment thereof by TENANT nor the right of LANDLORD to take such action as may be available hereunder as in the case of default in the payment of rent.

        Upon the commencement of the term hereof, TENANT shall pay to LANDLORD the apportioned unearned premiums on all such policies of insurance then carried by LANDLORD in respect of the Premises in the event TENANT continues with the insurance policies placed in LANDLORD.

        TENANT shall not violate nor permit to be violated any of the conditions or provisions of any of said policies, and TENANT shall so perform and satisfy the requirements of the companies writing such policies that at all times companies of good standing and acceptable to LANDLORD shall be willing to write and continue such insurance.

        TENANT shall cooperate with LANDLORD in connection with the collection of any insurance monies that may be due in the event of loss and shall execute and deliver to LANDLORD, such proofs of loss and other instruments that may be required for the purpose of facilitating the recovery of any such insurance monies, and in the event that TENANT shall fail or neglect so to cooperate or to execute, acknowledge and deliver any such instrument, LANDLORD, in addition to any other remedies, may as the agent or attorney-in-fact of TENANT, execute and deliver any proof of loss or any other instruments as may seem desirable to LANDLORD and any mortgagee for the collection of such insurance monies. This shall not be interpreted as any waiver of the obligations of TENANT under Articles THIRTY, THIRTY ONE, THIRTY TWO and THIRTY THREE hereof or exclusively in favor of LANDLORD under Article THIRTY NINE hereof.

        THIRTY FOUR: Waivers - The receipt by LANDLORD of the rent, additional rent, or any other sum or charges payable by TENANT with or without knowledge of the breach of any covenant of this Contract, shall not be deemed a waiver of such breach. No act or omission of LANDLORD or its agent during the term of this Lease shall be deemed an acceptance of a surrender of the Premises and no agreement to accept a surrender of the Premises shall be valid unless it be made in writing and subscribed by LANDLORD. This Contract contains all the agreements and conditions made between the parties hereto with respect to the Premises and it cannot be changed orally. Any additions to, or charges in this Lease must be in writing, signed by the party to be charged.

        Failure on the part of LANDLORD to act or complain of any action or nonfiction on the part of TENANT shall not be deemed to be a waiver of any of its respective rights hereunder nor constitute a waiver at any subsequent time of the same provision. The consent or approval by LANDLORD to, or of any action by the other requiring consent or approval, shall not be deemed to waive or render unnecessary the consent or approval by LANDLORD of any subsequent similar act.

        THIRTY FIVE: Reinstatement - No receipt of monies by LANDLORD for TENANT after the termination or cancellation hereof in any lawful manner shall reinstate, continue or extend the term hereof, or affect any notice theretofore given to TENANT, or operate as a waiver of the right of LANDLORD to enforce the payment of rent, additional rent, or other charges then due or thereafter falling due, or operate as a waiver of the right of LANDLORD to recover possession of the Premises by proper suit, action, proceeding or remedy; it being agreed that, after the service of notice to terminate or cancel this Lease, and the expiration of the time therein specified, if the default has not been cured in the meantime, or after the commencement of suit, action or summary proceedings or of any other remedy, or after a final order, warrant of judgment of the possession of the Premises, LANDLORD may demand, receive and collect any monies then due, or thereafter becoming due, without in any manner affecting such notice, proceeding, suit, action, order, warrant or judgment; and any and all such monies so collected shall be deemed to be payments for the use and occupation of the Premises, or at the election of LANDLORD, on account of TENANT'S liability hereunder. Delivery or acceptance of the keys to the Premises, or any similar act, by the LANDLORD, or its agents or employees, during the term hereof, shall not be deemed to be a delivery or an acceptance of a surrender of the Premises unless LANDLORD shall explicity consent to it, in the manner set forth hereinbefore.

        THIRTY SIX: Subordination and Attornment - This Lease is and shall be subject and subordinate to all liens, or mortgages which may now or hereafter affect the Premises and to all renewals, modifications, consolidations, replacements and extensions thereof and, although this subordination provision shall be deemed for all purposes to be automatic and effective without any further instrument on the part of TENANT, TENANT shall execute any further instrument requested by LANDLORD to confirm such subordination.

        TENANT further covenants and agrees that if by reason of a default upon the part of LANDLORD of any mortgage affecting the Premises, the mortgage is terminated or foreclosed by summary proceedings or otherwise, TENANT will attorn to the mortgagee or the purchaser in foreclosure proceedings, as the case may be, and will recognize such mortgage or purchaser, at the TENANT'S landlord under this Lease. TENANT agrees to execute and deliver, at any time and from time to time, upon the request of LANDLORD or of the mortgagee or the purchaser in foreclosure proceedings, as the case may be, any reasonable instrument which may be necessary or appropriate to evidence such attornment. TENANT further waives the provision of any statute or rule of law now or hereafter in effect which may give or purport to give TENANT any right of election to terminate this lease or to surrender possession of the Premises demised hereby in the event any such proceeding is brought by the holder of any such mortgage, and TENANT's obligations hereunder shall not be affected in any way whatsoever by any such proceeding.

        TENANT, covenants and agrees, upon demand of the holder of any mortgage duly recorded or recordable in the corresponding Registry of the Property or of any receiver duly appointed by the foreclose any such mortgage, to pay to the holder of any such mortgage or to such receiver, as the case may be, all rent becoming due under this Lease after such demand, provided such holder of any such mortgage or any such receiver complies with the obligations of LANDLORD under this Lease.

        TENANT, upon request of LANDLORD or any holder of any mortgage or lien affecting the Premises, shall from time to time, deliver or cause to be delivered to LANDLORD or such lien holder or mortgagee, within ten (10) working days from date of demand a certificate duly executed and acknowledged in form for recording, without charges, certifying, if true, or to extent true, that this Lease is valid and subsisting and in full force and effect and LANDLORD is not in default under any of the terms of this Lease.

        THIRTY SEVEN: Late Payments and Payment by LANDLORD - In the event that
(i) TENANT makes late payment, or fails to make payments to LANDLORD, in whole or in part, of the rent, or of the additional rent, or of any of the other payments of money required to be paid by TENANT to LANDLORD, as stipulated in this Lease, when and as due and payable; or if (ii) LANDLORD, without assuming any obligation to do so, after any notice or grace period provided hereunder, performs or causes to be performed, at the cost and expense of TENANT, any of the acts or obligations agreed to be performed by TENANT, as stipulated in this Lease, and TENANT fails to refund LANDLORD any amounts of money paid or incurred by LANDLORD in performing or causing the performance of such acts or obligations, when and as due and payable, TENANT undertakes and agrees to pay LANDLORD as additional rent, interest on such lately paid or unpaid rents, additional rent, and/or on such other payments of money required to be paid, and/or on any such amounts of money required to be refunded, from and after the date when payment thereof matured or became due and payable, until full payment, at the rate of twelve (12%) per cent per annum, or if such 12% interest, is unlawful, then and in such event, at the highest maximum prevailing rate of interest on commercial unsecured loans as fixed by the Board of Regulatory Rates of Interest and Financial Charges, created under Law #1, approved October 15, 1973 (10 LPRA 998), as amended, or by any successor statute or regulation thereof.

        THIRTY EIGHT: Abatement - If any substantial service or facility to be provided by LANDLORD is unavailable for a period exceeding thirty (30) days and LANDLORD has been notified of the same, should time unavailability of such service render all or any portion of the Premises untenable, TENANT after the aforesaid thirty (30) days, shall be entitled to an abatement of a portion of the rent that shall reflect that portion of the Premises which is untenable, provided the damage to the service or facility is not attributable to the act or neglect of TENANT or the employees, servants, licensees, visitors, assigns or undertenants of TENANT.

        THIRTY NINE: Fire or other Casualty - If before or during the term of this Lease, the Premises shall be damaged by fire or other casualty, LANDLORD after written notice thereof is given by TENANT, shall repair the same with reasonable dispatch after notice to it of the damage, due allowances being made for any delay due to causes beyond the LANDLORD'S reasonable control, provided, however, that LANDLORD shall not be required to repair or replace any furniture, furnishings, or other personal property which TENANT may have placed or installed or which it may be entitled or required to remove from the Premises. LANDLORD shall proceed with due diligence to obtain the corresponding insurance adjustment of the loss and TENANT shall fully cooperate with LANDLORD and assist in the adjustment of the loss. Until such repairs are completed, and provided such damage or other casualty is not attributable to the act or neglect of TENANT or the employees, servants, licensees, visitors, assigns or undertenants of TENANT, the rent required to be paid pursuant to Article FOUR hereof, shall be abated in proportion to the part of the Premises which are untenable. If the building, be so damaged that LANDLORD shall decide to demolish and/or to reconstruct the building, in whole or in part, LANDLORD or Tenant may terminate this Lease by notifying each other within a reasonable time after such damage of each one's election to terminate this Lease, such termination to be effective immediately if the term shall not have commenced or on a date to be specified in such notice if given during the term. In the event of the giving of such notice during the term of this Lease, the rent shall be apportioned and paid up to the time of such fire or other casualty if the Premises are damaged, or up to the specified date of termination if the Premises are not damaged and LANDLORD shall not be otherwise liable to TENANT for the value of the unexpired term of this Lease.

        FORTY: Default Provisions - If, during the term of this Lease, TENANT shall; (i) apply for or consent in writing to, the appointment of a receiver, trustee or liquidator of TENANT or of all or substantially all of its assets or
(ii) seek relief under the Bankruptcy Act, or admit in writing its inability to pay its debts as they become due, or (iii) make a general assignment for the benefit of this creditors, or (iv) file a petition case or an answer seeking relief (other than a reorganization not involving the liabilities of TENANT) or arrangement with creditors, or take advantage of any insolvency law, or (v) file an answer admitting the material allegations of a case filed against it in any bankruptcy, reorganization or insolvency proceeding or, if an order, judgment or decree shall be entered by any court of competent jurisdiction on the application of TENANT or creditor adjudicating TENANT a bankrupt or insolvent, or approving a petition seeking reorganization of TENANT (other than a reorganization not involving the liabilities of TENANT) or appointment of a receiver, trustee or liquidator of TENANT, or of all or substantially all its assets, and such order, judgment or decree, shall continue stayed and in effect for any period of sixty (60) consecutive days, the term of this Lease and all right, title and interest of TENANT hereunder shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term, and TENANT will then, quit and surrender the Premises to LANDLORD, but TENANT shall remain liable as hereinafter provided.

        If, during the term of this Lease: (i) TENANT shall default in fulfilling any of the covenants of this Lease (other than the covenants for the payment of rent or additional rent), or of any other standing contract with LANDLORD or (ii) if, during the term of this Lease TENANT shall abandon, vacate, or remove from the Premises the major portion of the goods, wares, equipment, or furnishings usually kept on said premises, of (iii) this Lease, without the prior consent of LANDLORD, shall be encumbered, assigned or transferred in any manner in whole or in part or shall, by operation of law, pass to or devolve upon any third party, except as herein provided, or (iv) if TENANT is in violation of laws, rules and regulations regarding minimum wages of its employees, or of any other law, rules and regulations applicable to his operations, but which have not been specifically mentioned in this Lease, LANDLORD may give to TENANT notice of any such default or the happening of any event referred to above and if at the expiration of thirty (30) days after the service of such a notice the default or event upon which said notice was based shall continue to exist, or in the case of a default which cannot with due diligence be cured within a period of thirty (30) days, if TENANT fails to proceed promptly after the service of such notice and with all due diligence to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with a default not susceptible of being cured with due diligence within thirty (30) days that the time of TENANT within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence), LANDLORD may give to TENANT a notice of expiration of the term of this Lease as of the date of the service of such second notice, and upon the giving of said notice of expiration the term of this Lease and all right, title and interest of TENANT hereunder shall expire as full and completely as if that day were the date herein specifically fixed for the expiration of the term, and TENANT or any party holding under his will then quit and surrender the Premises to LANDLORD, but TENANT shall remain liable as hereinafter provided.

        If, (i) TENANT shall default in the payment of the rent, the additional rent, or of any other payment as required under this Lease and such default shall continue for thirty (30) days after notice thereof by LANDLORD, or (ii) if the default of the payment of the rent, continues for sixty (60) days from the date any such payment became due and payable (AUTOMATIC DEFAULT TERMINATION), or
(iii) if this Lease shall terminate as in Paragraph one and two of this Article provided, this Lease shall terminate and TENANT will then quit and surrender the Premises to LANDLORD, but TENANT shall remain liable as hereinafter provided, LANDLORD or

LANDLORD's agents and servants may immediately or at any time thereafter re-enter the Premises and remove all persons and all or any property therefrom, whether by summary dispossess proceedings or by any suitable action or proceeding at law, or with the license and permission of TENANT, which shall under this Contract be deemed given upon expiration of the strict thirty (30) days notice period of subdivision of paragraph Two of this Article, without LANDLORD being liable to indictment, prosecution or damages therefor and repossess and enjoy the Premises with all additions, alteration and improvements.

        If TENANT shall fail to take possession of the Premises within ten (10) days after the commencement of the term of this Lease, or if TENANT shall vacate and abandon the Premises, LANDLORD shall have the right, at LANDLORD'S option, to terminate this Lease and the term hereof, as well as all the right, title and interest of TENANT hereunder, by giving TENANT five (5) days notice in writing of such intention, and upon the expiration of the time fixed in such latter notice, if such default be not cured prior thereto, this lease and the term hereof, as well as all the right, title and interest of TENANT hereunder, shall wholly cease and expire in the same manner and with the same force and effect (except as to TENANT'S liability) as if the date fixed by such latter notice were the expiration of the term herein originally granted; and TENANT shall immediately quit and surrender to LANDLORD the Premises and each and every part thereof and LANDLORD may enter into or repossess the Premises, either by force, summary proceedings or otherwise. The right granted to LANDLORD in this Article or any other Article of this Lease to terminate this Lease, shall apply to any extension or renewal of the term hereby granted, and the exercise of any such right by LANDLORD during the term hereby granted, shall terminate any extension or renewal of the term hereby granted and any right on the part of TENANT thereto.

        Upon the termination of this Lease by reason of any of the foregoing event, or in the event of the termination of this Lease by summary dispossess proceedings or under any provisions of law, now or at any time hereafter, in force by reason of, or based upon, or arising out of a default under or breach of this Lease on the part of TENANT, or upon LANDLORD recovering possession of the Premises in the manner or in any of the circumstances hereinbefore mentioned, or in any other manner or circumstances whatsoever, whether with or without legal proceedings, by reason of, or based upon, or arising out of a default under or breach of this Lease on the part of TENANT, LANDLORD, at its option, but without assuming any obligation to do so in any case, may at any time, and from time to time, relet the Premises or any part or parts thereof for the account of TENANT or otherwise on such terms as LANDLORD may elect, including the granting of concessions, and receive and collect the rents therefor, applying the same at a rental not higher than the one stipulated in this Contract, first to the payment of such reasonable expenses as LANDLORD may have incurred in recovering possession of the Premises, including reasonable legal expenses, and for putting the same into good order or condition or preparing or altering the same for re-rental, and expenses commissions and charges paid, assumed, or incurred by LANDLORD in and about the reletting of the Premises or any portion thereof and then to the fulfillment of the covenants of TENANT hereunder. Any such reletting herein provided for, may be for the remainder of the term of this Lease or for a longer or shorter period or at a higher or lower rental. In any such case, whether or not, the Premises or any part thereof be relet, TENANT shall pay to LANDLORD as established in article fifty-two up to the time of such termination of this Lease, or the full rent provided for in the agreement for any holdover of such period after termination and up to the surrender or recovery of possession of the Premises by LANDLORD, as the case may be, and thereafter TENANT covenants and agrees, to pay to LANDLORD until the end of the term of this Lease as originally demised the equivalent of any deficiency amount of all the rent reserved herein, less the net avails of resetting, if any, as specified hereinabove in this Article and the same shall be due and payable by TENANT to LANDLORD as provided herein, that is to say, TENANT shall pay to LANDLORD the amount of any deficiency then existing.

        FORTY ONE: LANDLORD'S Remedies - In the event TENANT shall default in the performance of any of the terms, covenants or provisions herein contained, LANDLORD may, but without the obligation to do so, perform the same for the account of TENANT and any amount paid or expense incurred by LANDLORD in the performance of the same shall be repaid by TENANT on demand. In the event of a breach or threatened breach by TENANT or any subtenant or other person holding or claiming under TENANT of any of the covenants, conditions or provisions hereof, LANDLORD shall have the right of injunction to restrain the same, and the right to invoke any remedy allowed by law or in equity as if specific remedies, indemnity or reimbursement were not herein provided for. The rights and remedies given to LANDLORD in this Lease are distinct, separate and cumulative, and no one of them, whether or not exercised by LANDLORD, shall be deemed to be a waiver, or an exclusion of any of the others.

        FORTY TWO: Notice of Default - Anything in this Lease to the contrary notwithstanding, it is specifically agreed that there shall be no enforceable default against LANDLORD under any provisions of this Lease, unless notice of such default be given by TENANT to LANDLORD in which TENANT shall specify the default or omission complained of, and LANDLORD shall have thirty (30) days after receipt of such notice in which to remedy such default, or if said default or omission shall be of such a nature that the same cannot be cured within said period, then the same shall not be an enforceable default if LANDLORD shall have commenced taking the necessary steps to cure or remedy said default within the said thirty (30) days and diligently proceeds with the correction thereof.

        FORTY THREE: Disclosure of Information - TENANT agrees to furnish to LANDLORD within ninety (90) days after the expiration of each fiscal year of TENANT, an annual statement certified by an independent Certified Public Accountant showing as of the end of each such fiscal year: (i) TENANT'S paid-in capital, (ii) long-term debts and capitalization, (iii) investment in machinery and its capacity to provide employment, (iv) taxes (including Social Security taxes) paid, and (v) any other information as required by this Lease.

        In the event such statement is not filed with LANDLORD, as herein provided, LANDLORD may obtain such information from TENANT at TENANT'S expense, and for such purpose TENANT shall make available to LANDLORD'S designated representatives, its books of accounts and other necessary data and facilities, all of which shall be provided and made available at TENANT'S principal office in Puerto Rico.

        FORTY FOUR: Surrender of Premises - TENANT shall vacate the Premises in the manner and under the conditions hereinbefore provided, within one hundred eighty (180) days after the normal expiration of the term hereof, during which Tenant will continue to pay the prevailing rental rate currently being charged by Landlord for similar building in the area, but in no event shall it be less than the rate herein stipulated, but the lease shall not be deemed renewed.

        FORTY FIVE: Partial Invalidity and Applicable Law - It any term or provisions of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law. This Contract is entered into and shall be interpreted in accordance with the laws of the Commonwealth of Puerto Rico.

        FORTY SIX: Lease Termination and Holding Over - Upon the expiration or termination of this Lease:

        (i) TENANT shall inform LANDLORD in writing of TENANT'S activities affecting each or any environmental area of concern during the period of TENANT'S operation, including a description from an environmental standpoint of the physical conditions of the premises and landsite. TENANT shall also inform to LANDLORD in writing of any environmental regulatory violations, compliance plans, permits, closure plans, clean-up actions or any other regulatory procedures related to the operation. In the event that the information reveals TENANT'S noncompliance of any of the above, or in the event that a physical inspection of the Premises and adjacent areas by LANDLORD, or any other source of information reveal the possibility of contamination, in that event, TENANT shall, at LANDLORD'S request submit a plan of action with the appropriate financial, provisions to execute it. LANDLORD shall hold TENANT responsible for any and all environmental damage, or any damage to third parties as a result of any environmental damage, or any remedial action (including monitoring) to be performed at landsite or otherwise as a result of TENANT'S operations after termination of Lease and until such a time as complete remediation or fulfillment of TENANT'S obligations is effected. In case TENANT fails to comply with the foregoing provisions, LANDLORD may elect to effect them at TENANT'S expense and responsibility.

        (ii) TENANT shall remove all hazardous and toxic substances belonging to TENANT or to a third party. TENANT shall also remove all other property of TENANT and that of any third party and failing so to do, TENANT hereby appoints LANDLORD its agent so that LANDLORD may cause all of the said property to be removed at the expense and risk of TENANT. TENANT covenants and agrees to give full and timely observance and compliance to this covenant to remove all its property and surrender the Premises broom clean. TENANT hereby agrees to pay all reasonable necessary cost and expenses thereby incurred by LANDLORD. If, as the sole result of the removal of TENANT'S property any portion of the Additional Premises or of the building of which they are a part, are damaged, TENANT shall pay to LANDLORD the reasonable cost of repairing such damages unless due to the gross negligence of LANDLORD, its agents, servants, employees and contractors. TENANT'S obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

        FORTY SEVEN: Change of Address - TENANT shall promptly notify LANDLORD of any change in the addresses other than those required from it in Article SEVEN hereof.

        FORTY EIGHT: TENANT will indemnify LANDLORD for any and all liability, loss, damages, expenses, penalties and/or fines, and any additional expenses including any attorney fees LANDLORD may suffer as a result of claims, lawsuits, demands, administrative orders, costs, resolutions or judgements against it arising out of negligence and/or failure of TENANT or those acting under TENANT to conform to the statutes, ordinances, or other regulations or requirements of any governmental authority, be it Federal, of the Commonwealth of Puerto Rico, its instrumentalities or public corporations, in connection with the performance of this Lease.

        FORTY NINE: TENANT will act as a contractor, and as such, it convenants and agrees to comply with all applicable laws and regulations for the protection of the environment, health and safety of employees, neighbors and visitors. Also, TENANT shall procure and obtain all necessary permits from the agencies with jurisdiction for the construction of the project particularly from:

               Environmental Quality Board
               Administration of Regulations and Permits
               Puerto Rico Electric Power Authority
               Puerto Rico Aqueduct and Sewer Authority

        The construction of the project shall be done in coordination and under the supervision of LANDLORD'S Conservation and Construction Office.

        FIFTY: Construction of the Project - Anything contained in the Contract to the contrary notwithstanding, the construction, of the Project shall be subject to the following terms, convenants and conditions:

        a. The construction of the Project will be carried out according to plans and specifications prepared and paid for by Tenant with Landlord's approval. Tenant certifies that all matters that may arise concerning the design and construction of the Project will be solved by Tenant at its own cost and expense and that Tenant expressly releases and saves Landlord harmless from any and all claims or demands arising therefrom or in connection therewith.

        b. The Construction Project will be supervised and inspected by Tenant through a Project Management Consultant Firm, the cost of such supervision shall be borne and paid for by Tenant.

        LANDLORD shall reimburse TENANT the proportionate amount of design, supervision and inspection costs corresponding to Landlord's scope of work, plus special work to correct subsoil condition as defined in the Construction Contract Specifications. The amount of said proportionate costs shall be determined according to the guidelines for the Compensation of Professional Services established by the College of Engineers and Surveyors of Puerto Rico.

        TENANT will also contract the services of an independent materials and soil testing laboratory, acceptable to LANDLORD. Said firm will perform all required material and soil testing and submit the results to LANDLORD or his duly authorized representative for their analysis and necessary action. The cost of such services are to be borne and paid for by TENANT and to be reimbursed by LANDLORD. This in no way affects or impairs the rights of LANDLORD to make additional inspections, and testing of such construction work through its own agents or employees, but the cost of these additional inspections and testing shall be borne and paid for by LANDLORD. TENANT must include in the construction contract with the construction firm the fact that LANDLORD through its agents and/or employees will supervise and inspect the project and shall have free access to the project with no limitations whatsoever and that the construction firm recognizes and accepts LANDLORD'S rights to do so.

        Appropriate and acceptable temporary office space must be provided for LANDLORD'S supervision and inspection personnel by TENANT through the construction firm and this must be included in the construction contract. All change orders, relating to those construction works to be reimbursed by Landlord shall be approved by LANDLORD.

        c. TENANT agrees to submit to LANDLORD the following documents upon the completion of construction:

        1. Certificate of completion from the contractor, approved by the Landlord's inspection personal.

        2.  Final release and indemnity agreement from the contractor.

        3.  Release of State Insurance Fund from the contractor.

        4.  Certificate of construction approval from ARPE.

        5. Copy of roof guarantee and any other warranty regarding the construction to be reimbursed.

        6.  Certificate of approval from the Puerto Rico Electric Power
            Authority.

        7.  Plumbers Certificate

        8. Endorsements from local and/or federal agencies or authorities concerned, if any.

        9. Certificate that all materials used in the construction and labor have been duly paid by TENANT or contractor.

        d. TENANT shall indemnify and save harmless LANDLORD prior, during and after the construction of Project, from and against any and all liabilities and damages and from and against any and all suits, claims and demands of every kind and nature by governmental agency arising out of or based upon any accident injury or damage, however occurring which shall or may happen on or about the premises and from and against any matter or thing arising out of the condition, maintenance, repairs, alterations use, occupation or construction of the promises, except for those arising from LANDLORD or those acting under LANDLORD'S negligence.

        e. Anything contained herein to the contrary notwithstanding, the TENANT acting as a Contractor shall comply with the following insurance terms and conditions:

        1. Comprehensive General Liability with a combined single limit of $500,000.00 including the LANDLORD as additional insured.

        2. Shall provide under the Comprehensive General Liability Policy required above, Contractual Liability with Indemnity Agreement.

        Working of Indemnity Agreement - The TENANT, acting as a Contractor, shall indemnify and save harmless LANDLORD from and against all losses, liabilities, claims or demands whatsoever (including without limitation, costs and expenses in connection therewith), arising out of any personal injury, including death resulting therefrom, of out of any damage to or loss or destruction of property, in any manner based upon, occasioned by, or attributable or related to the performance whether by the TENANT as a contractor, any subcontractors, any employee of the TENANT working as a contractor or any subcontractor, or any other person, of the work or any part of the same except where such injury or death of persons or damage to or loss or destruction of property is due solely to the negligence of the LANDLORD, its officers, agents or employees

        3. Workmen's Compensation Insurance:

        a. TENANT shall require from Contractor to provide Workmen's Compensation Insurance as required by the Workmen's Compensation Act of the Commonwealth of Puerto Rico. The contractor shall also be responsible for compliance with said Workmen's Compensation Act by all of his subcontractors, agent and invitees.

        b. The Contractor shall furnish LANDLORD a certificate from the State Insurance Fund showing that all personnel employed in the work are covered.

        c . The TENANT shall require from Contractor that the premium payable to the State Insurance Fund will be paid as prescribed and upon failure to do so Landlord's will pay in the name of the TENANT acting as a Contractor the premium due to the Fund in order to maintain the coverage in full force and effect. Any such payment by Landlord will be withheld from the next regular payment or payments due to the TENANT when acting as a Contractor from his liabilities or obligations under the Workmen's Compensation Act nor does the LANDLORD assume any liabilities or obligations of the Contractor in this respect.

        4. Employer's Liability Insurance - The TENANT when acting as Contractor shall provide Employer's Liability Insurance minimum bodily injury limits of $100,000.00 for each accident covering against liability imposed by law upon the Contractor as a result of bodily injury including death accidentally suffered in the course of employment. Employer's Liability Insurance is specifically required for all employees and persons who are exempted under the Workmen's Compensation Act of Puerto Rico.

        5. Owners and Contractors Protective Liability including the LANDLORD as name insured. Limits: Combined single limits of $500,000.00. The TENANT when acting as a Contractor shall provide owner's and Contractors Protective Liability covering the Puerto Rico Industrial Development Company legal liability for bodily injury and property damage caused by an occurrence and arising out of operations performed for it by the TENANT when acting as a Contractor. Coverage shall be written in the name of the Puerto

Rico Industrial Development Company in the amount specified above.

      6. Automobile Comprehensive Liability - the TENANT acting as a contractor shall provide Automobile General Liability Insurance with bodily injury limits of not less than $250,000.00 for each person and $500,000.00 for each accident and property damage limits at all times of not less than $100,000.00 each occurrence and $200,000.00 aggregate. The policy shall be endorsed to include non-ownership and hired care coverage.

      7. Fire and Extended Coverage Insurance (Builders Risk) - The Contractor shall maintain Fire and Extended Coverage Endorsement, Earthquake, Vandalism and Malicious mischief covering full value of the work, including all materials and supplies furnished or delivered but not yet paid for by Landlord. The insurance shall be in an insurance company or companies acceptable to LANDLORD and policies shall be in the name of Puerto Rico Industrial Development Company and the contractor, as their interests may appear, and shall provide for the inclusion of the name of all other contractors, sub-contractors and others employed on the premises as insured and shall stipulate that the insurance companies shall have no right of subrogation against any contractors, subcontractors, or other persons employed on the premises for any work performed thereon.

      8. Manufacturer and Contractors Liability including underground operations.

      9.    Performance Bond and Labor and Materials Payment Bond.

      FIFTY-ONE: - During the Construction period, TENANT shall procure and obtain a permit for the operation of a solid waste emission source from the Environmental Quality Board and authorization from the office of Solid Waste and/or the Municipality of Juana Diaz for the final disposition of wastes.


      FIFTY-TWO: - It is hereby agreed and understood by the parties herein that in the event Tenant decides to cease operations in Puerto Rico, prior to the termination of the Lease Contract, as herein supplemented and amended, Tenant shall pay the remaining rent which includes the unamortized portion of the construction costs for the Building, which will be amortized on a straight line basis over a period of ten (10) years.

      FIFTY-THREE: Anything contained in this Contract to the contrary notwithstanding, in the event that TENANT requires additional volume of water and/or pressure as is now available within the area wherein the demised premises are located, it shall be at its own cost and expense the construction and/or installation of such improvements and/or facilities as may be necessary to or convenient and/or required by the Puerto Rico Aqueduct and sewer Authority to increase such volume and/or pressure; it being agreed and understood, however, that such construction and/or installation shall in no event be commenced until after LANDLORD'S written approval has first been requested and obtained.


      FIFTY-FOUR:   TENANT hereby acknowledges that in the industrial park
there are other industries; therefore TENANT hereby specifically agrees and undertakes to take such steps and install such equipment as may be necessary to prevent that any hazard and/or noise which may be created by its operations may in any way or manner unduly affect the operations of the other industries and therefore TENANT hereby releases and saves LANDLORD harmless from any and all claims or demands arising therefrom or in connection therewith.

      FIFTY-FIVE: TENANT shall, at its own cost and expense, install a fire protection system and shall obtain the endorsement and approval from said Fire Department for such installation. TENANT must also provide security measures to prevent or reduce fire hazard due to the storage or inflammable materials and products.

      FIFTY-SIX: TENANT shall procure and obtain a permit for the operation of a solid waste emission source from the Environmental Quality Board and authorization for the Office of Solid Waste and/or from the Municipality of Juana Diaz for the final disposition of wastes.

      FIFTY-SEVEN: TENANT, at its own cost and expense, shall implement the necessary measures and install the control equipment to maintain the atmospheric air quality levels in compliance with the environmental laws and regulations of the Environmental protection Agency, as promulgated by any succeeding law or regulations.

      FIFTY-EIGHT: It is hereby agreed and understood that TENANT shall take the necessary steps to comply with the regulations and law requirements of the PUERTO RICO OCCUPATIONAL SAFETY AND HEALTH OFFICE (PROSMO).

      FIFTY-NINE: TENANT shall, at its own cost and expense, construct and/or install all necessary equipment required to connect the building's electrical system to the Puerto Rico Electrical Power Authority's electrical distribution lines, such connection to be made in compliance with the requirement of PREPA.

      SIXTY: TENANT must comply with the rules and regulations of pre-treatment established by the Puerto Rico Aqueduct and Sewer Authority, the Environmental Quality Board and the Environmental Protection Agency related to the affluent industrial discharge in the sanitary sewer system and their final disposition. Also, any improvement necessary to provide pre-treatment facilities for the above mentioned affluents shall be at TENANT's own cost and expense and in coordination and with the approval of LANDLORD's Engineering and Maintenance Departments.

      SIXTY-ONE: It is hereby agreed and understood that TENANT, at its own cost and expense, shall install an air conditioning system in the demised premises, in the event TENANT needs to use and/or install it in his process. Such air conditioning system shall be considered as a special facility from LANDLORD, and it shall be installed in coordination with LANDLORD'S Engineering and Maintenance Departments.

        SIXTY-TWO: TENANT certifies and guarantees that at the date of subscribing this Contract it has submitted the Corporate Tax Returns Forms during the last five (5) years and does not have any tax debt pending with the Commonwealth of Puerto Rico, or is complying with the terms of a payment plan duly approved.

        TENANT also certifies and guarantees that at the date of execution of this contract it has paid unemployment insurance compensation, temporary disability insurance, and the driver's social security (as applicable); or is complying with a payment plan duly approved.

        TENANT acknowledges that this is an essential condition of the Contract and if the above certification is incorrect in any of its parts, LANDLORD may cancel this contract.

        SIXTY-THREE: LANDLORD reserves the right to audit the leased premises from time to time during the term of this contract, as LANDLORD may deem necessary, in order to assess all aspects of the environmental condition of said premises and TENANT's compliance with all environmental legislation and regulations, under Commonwealth and federal law: TENANT hereby agrees to provide access to all areas and structures of the premises for these purposes, upon LANDLORD's request, and to also provide access to all books, records, documents and instruments which LANDLORD may deem necessary in order to fully audit the premises as herein stated.

        SIXTY-FOUR: TENANT shall furnish to LANDLORD, in addition to any other information, documents or instruments that may be required in this contract:

a) Prompt written notice of the occurrence of any event that by law or regulation would require any oral, telephonic or written notice or communication to the US Environmental Protection Agency and/or to the Puerto Rico Environmental Quality Board, or any successor agency, and copies of all orders, notices or other communications and reports received, made or given in connection with any such event, and any enforcement action taken against TENANT or against any property owned, occupied or used by TENANT;

    Quarterly certifications subscribed by an authorized representative designated by TENANT, as to the environmental condition of the leased premises, containing the information required by LANDLORD, which is specified in the form included as Schedule "B" of this contract, or any subsequent modification thereto;

    c) Any other information and documents relating to TENANT's compliance with environmental legislation and regulations under federal and commonwealth laws.

        SIXTY-FIVE: TENANT hereby guarantees to LANDLORD that, neither he, or any of its stockholders, in case of a corporation, owes any money to LANDLORD under its corporate name or any other corporate name and/or person.

        SIXTY-SIX: TENANT shall not sell, lease or transfer in any way its operations to any other tenant without the previous written notice of LANDLORD.

        SIXTY-SEVEN: It is hereby agreed and understood that Tenant has represented to Landlord that it will consolidate its manufacturing operations being carried out in Puerto Rico, which will generate 75 additional employees to employment of 425 persons; and a capitalization of $5.1M and an Investment in Machinery and Equipment of $5.1M.

        SIXTY-EIGHT: Anything contained in this Contract to the contrary notwithstanding, Landlord hereby grants Tenant an option to lease Lot No. 15 and partial remnant lot ("grouped") of the Industrial Area (L-384-84), with an approximate area of 14,348.3678 square meters, for a period of three (3) years from the date of completion of the Project, for which option TENANT shall pay LANDLORD $l,000.00 a month, provided however, that Tenant is complying with all terms and conditions of the Lease Contract. During the said three (3) year period of the option to lease, Landlord hereby covenants and agrees not to develop, not to agree to develop, or permit any other person to develop, Lot No. 15 and partial remnant lot ("grouped").

        At the expiration of the option term Tenant shall have a right of first refusal to lease said lot for the remainder of the lease and any extensions thereof. In the event Tenant exercises the option to lease or the right of first refusal to lease, the terms of the lease to be negotiated shall be substantially similar to the terms herein negotiated, except without limiting, the rate to be paid for the rental of the leased property.

        The description of said "grouped" lot is annexed hereto and made a part hereof as Schedule "C".

        SIXTY-NINE: Anything contained in Article TWENTY FIVE (25) hereof to the contrary notwithstanding, the partial temporary reductions in the work force resulting from lack of material, operational problems, shall not constitute an additional event of default under the contract.

                                                                  SCHEDULE "A"


DESCRIPTION OF PARCEL OF LAND
LOTS NO. 7, 8, 9, 13 & 14  (GROUPED)
LOCATED AT JUANA DIAZ INDUSTRIAL
JUANA DIAZ, PUERTO RICO


        Parcel of land, Lots NO. 7, 8, 9, 13 & 14 (grouped), located at Juana Diaz Industrial Park, Juana Diaz, Puerto Rico.

        It bounds: by the NORTH, with Street No. 3 of the same industrial park; by the SOUTH, with Street Road No. PR-584; by the EAST, with Street No. 2 of the same industrial park; and by the WEST, with Lot No. 10 and 15 of the same industrial park.

        It has an approximate surface area of 32,900.3222 square meters, equivalent to 8.3707 cuerdas.


        It is not affected by any right of way.

                                                                    SCHEDULE "B"

                           COMPLIANCE REPORT OF WITH
                           ENVIRONMENTAL REQUIREMENTS

               In the period of ______________ to ______________

I.   PERMITS


PERMITS NUMBER                         EXPIRATION            RENEWAL DATE
                                         DATE                 (IF APPLY)


II.  COMPLIANCE ACTIONS

REFERENCE/CASE NUMBER                    DATE                RESPONSE OF
                                                               DATE OF


III. CERTIFICATION

     I certify, under penalty of law, that this document was prepared under my supervision and direction; and that was based in my investigation by the persons directly responsible for gathering the information, that the information here submitted is, according to my best judgment, certain, complete and precise.


                                                     ___________________________